                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                           --------------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                                 HYBRIDON, INC.
             (Exact name of registrant as specified in its charter)

                  DELAWARE                               04-3072298
       (State or other jurisdiction of                 (I.R.S. Employer
        incorporation or organization)                Identification No.)

                                345 Vassar Street
                         Cambridge, Massachusetts 02139
                                 (617) 679-5500
               (Address, including zip code and telephone number,
                         of Principal Executive Offices)

                                 HYBRIDON, INC.
                 AMENDED AND RESTATED 1997 STOCK INCENTIVE PLAN
                            (Full title of the plan)

                                STEPHEN R. SEILER
                             Chief Executive Officer
                                 Hybridon, Inc.
                                345 Vassar Street
                         Cambridge, Massachusetts 02139
                                 (617) 679-5500
                     (Name, address, including zip code, and
          telephone number, including area code, of agent for service)


In addition, pursuant to Rule 416(c) under the Securities Act of 1933, this Registration Statement also covers an indeterminate amount of interests to be offered or sold pursuant to the employee benefit plan described herein.


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                         CALCULATION OF REGISTRATION FEE


Title of Each                        Proposed       Proposed
Class of                             Maximum        Maximum
Securities          Amount           Offering       Aggregate      Amount of
to be               to be            Price Per      Offering       Registration
Registered          Registered       Share          Price          Fee
------------        ----------       ---------      ---------      ------------

Common Stock
$.001 par           7,000,000        $.91           $6,370,000     $1,592.50
value


         Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) under the Securities Act of 1933, as amended, based upon the average of the high and low sales prices for the Common Stock reported on the Nasdaq OTC Bulletin Board on October 17, 2001.

         The purpose of this Registration Statement is to register 7,000,000 additional shares of common stock, $.001 par value, of Hybridon, Inc. issuable pursuant to the Hybridon, Inc. Amended and Restated 1997 Stock Incentive Plan, as amended.

                     STATEMENT OF INCORPORATION BY REFERENCE

         Pursuant to General Instruction E of Form S-8, the Registrant hereby incorporates by reference the contents of its Form S-8 Registration Statement No. 333-34008 (filed April 4, 2000).

Item 8.           EXHIBITS

EXHIBIT
  NO.       DESCRIPTION
-------     -----------

   4.1 Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 filed as part of the Registrant's Annual Report on Form 10-K for the year ended
            December 31, 1997).

   4.2 Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibits to the Registrant's Registration Statement on Form S-1, File No. 33-99024).

   5 Opinion and Consent of Holland & Knight LLP, Counsel to the Company, as to the legality of the Common Stock offered hereunder.

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   23.1     Consent of Arthur Andersen LLP.

   23.2     Consent of Holland & Knight LLP (included in Exhibit 5).

   24 Power of Attorney (contained in the signature page of this Registration Statement).

   99.1     Hybridon, Inc. Amended and Restated 1997 Stock Incentive Plan.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Cambridge, Massachusetts on this 19th day of October, 2001.

                                            HYBRIDON, INC.


                                            By: /s/ Stephen R. Seiler
                                               ---------------------------------
                                                    Stephen R. Seiler

                        POWER OF ATTORNEY AND SIGNATURES

         The undersigned officers and directors of Hybridon, Inc. hereby constitute and appoint Robert G. Andersen the true and lawful agent and attorney-in-fact of the undersigned with full power and authority to sign for the undersigned in their names, in any and all capacities, any and all amendments (including post-effective amendments) to this Registration Statement and generally to take all such steps as may be necessary or appropriate to enable Hybridon, Inc. to comply with the provisions of the Securities Act of 1933, as amended, and all requirements of the Securities and Exchange Commission related thereto, hereby ratifying and confirming all acts taken by such agents and attorneys-in-fact, as herein authorized.

         Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated on October 19, 2001.

                  Signature                          Title(s)
                  -----------                        ---------

/s/ Dr. James B. Wyngaarden                 Chairman of the Board of
----------------------------------------    Directors
Dr. James B. Wyngaarden

/s/ Stephen R. Seiler                       Chief Executive Officer
----------------------------------------    (Principal Executive Officer)
Stephen R. Seiler                           and Director

/s/  Sudhir Agrawal                         President, Chief Scientific Officer
----------------------------------------    and Director
Dr. Sudhir Agrawal
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/s/ Robert G. Andersen                      Chief Financial Officer
-----------------------------------------   and Vice President of
Robert G. Andersen                          Operations and Planning

                                            Director
----------------------------------------
Arthur W. Berry

                                            Director
----------------------------------------
Camille A. Chebeir

/s/ Youssef El Zein                         Director
----------------------------------------
Youssef El Zein

/s/ C. Keith Hartley                        Director
----------------------------------------
C. Keith Hartley

/s/ Nasser Menhall                          Director
-----------------------------------------
Nasser Menhall

/s/ Paul C. Zamecnik                        Director
----------------------------------------
Dr. Paul C. Zamecnik



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                                    EXHIBITS

                                       TO

                                 HYBRIDON, INC.

                       REGISTRATION STATEMENT ON FORM S-8

                                  Exhibit Index

The following exhibits are filed herewith as part of this Registration
Statement:

EXHIBIT
  NO.            DESCRIPTION
-------          -----------

  4.1 Restated Certificate of Incorporation of the Registrant, as amended (incorporated by reference to Exhibit 3.1 filed as part of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1997).

  4.2 Amended and Restated By-laws of the Registrant (incorporated by reference to Exhibits to the Registrant's Registration Statement on Form S-1, File No. 33-99024).

  5 Opinion and Consent of Holland & Knight LLP, Counsel to the Company, as to the legality of the Common Stock offered hereunder.

  23.1           Consent of Arthur Andersen LLP.

  23.2           Consent of Holland & Knight LLP (included in Exhibit 5).

  24 Power of Attorney (contained in the signature page of this Registration Statement).

  99.1           Hybridon, Inc. Amended and Restated 1997 Stock Incentive Plan.